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EXHIBIT 10.35

                          REGISTRATION RIGHTS AGREEMENT

                                       OF

                       WORLD WIRELESS COMMUNICATIONS, INC.

         Agreement made as of the 31st day of March, 2000, by and among World Wireless Communications, Inc., a Nevada corporation currently having its office and principal place of business 5670 Greenwood Plaza Blvd., Suite 340, Englewood, Colorado 80111 (the "Corporation"), and each party hereto who acquires shares of Common Stock of the Corporation in the offering to purchase such securities made pursuant to the Confidential Private Placement Memorandum of the Company dated January 12, 2000 (the "Offering") (each of the last named persons shall hereinafter be referred to individually as a "Shareholder" or "Seller" and collectively as the "Shareholders" or "Sellers").

         WHEREAS, upon the final closing of the offering of up to 4,548,667 shares of the Company's Common Stock pursuant to the Memorandum (the "Effective Date"), as defined in the Offering, the Shareholders will collectively own up to 4,548,667 shares of Common Stock, $.001 par value per share, of the Corporation (shares of such common stock, being referred to as the "Shares" and collectively as the "Stock");

         WHEREAS, as of the Effective Date, the Corporation and the Shareholders desire to provide for certain registration rights for the Stock of the Corporation or any interest therein now owned by the Shareholders;

         NOW, THEREFORE, effective upon the Effective Date, in consideration of the mutual covenants and conditions herein contained, each of the parties hereby agrees as follows:

         1. Registration Rights.

                  1.1 (a) The Corporation shall file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), on or before December 31, 2000, covering, at a minimum, all of the shares of Common Stock sold pursuant to the Offering. The Corporation shall give written notice as promptly as possible of such proposed registration to each Shareholder.

                           (b) A registration filed pursuant to this Section
1.1(a) shall not be deemed to have been effected unless the registration statement related thereto (i) has become effective under the Securities Act and
(ii) has remained effective for a period of at least nine months (or such shorter period of time in which all of the



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Stock registered thereunder has actually been sold thereunder); provided, however, that if, after any registration statement filed pursuant to Section 1.1(a) becomes effective and prior to the time the registration statement has been effective for a period of at least nine months, such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court solely due to actions or omissions to act of the Corporation, such registration statement shall not be considered one of the registrations applicable pursuant to Section 1.1(a).

                  1.2 Delay or Suspension of Registration. Notwithstanding any other provision of this Section 1 to the contrary, if the Corporation shall furnish to the Holder or Holders:

                           (a) a certificate signed by the President of the
Corporation stating that, in the good faith judgment of a majority of the members of the entire Board of Directors of the Corporation, it would adversely and materially affect the Corporation's ability to enter into an agreement with respect to, or to consummate, a bona fide material transaction to which it is or would be a party, or the Corporation has a plan to register Stock to be sold for its own account within a 90-day period after the filing of the registration statement under Section 1.1(a), for the Corporation to use its reasonable best efforts to effect the registration of the Stock; or

                           (b) both (A) a certificate signed by the President of
the Corporation stating that, in the good faith judgment of a majority of the members of the entire Board of Directors of the Corporation, a material fact exists which the Corporation has a bona fide business purpose for preserving as confidential and (B) an opinion of counsel to the Corporation to the effect that the registration by the Corporation (following the offer or sale by the Holder or Holders of the Stock pursuant to an effective registration statement) would require disclosure of the material fact which is referenced in the President's certificate required under Section 1.2(b)(A) and which, in such counsel's opinion, is not otherwise required to be disclosed, then the Corporation's obligations pursuant to Section 1.1 with respect to any such registration shall be deferred or offers and sales of the Stock by the Holder or Holders shall be suspended, as the case may be, until the earliest of: (1) the date on which, as applicable (a) the Corporation's use of reasonable best efforts to effect the registration of the Stock would no longer have such a material adverse effect or
(b) the material fact is disclosed to the public or ceases to be material; (2) 135 days from the date of receipt by the Holder or Holders of the materials referred to in Section 1.2(a) and (b) above; and (3) such time as the Corporation notifies the Holder or Holders that it has resumed use of its reasonable best efforts to effect registration of the Stock or that offers and sales of Stock pursuant to an effective registration statement may be resumed, as the case may be.





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A particular material transaction to which the Corporation is or would be a party or a particular material fact shall not give rise to more than one deferral or suspension notice by the Corporation pursuant to the provisions of this Section 1.2.

                  1.3 In connection with any registration or qualification pursuant to the provisions of this Section 1, the Corporation shall, except as prohibited under the blue sky or securities laws of any jurisdiction under which a registration or qualification is being effected, pay all filing, registration and qualification fees of the Securities and Exchange Commission, printing expenses, fees and disbursements of legal counsel and all accounting expenses, except that the Sellers shall bear the fees and expenses of their own legal counsel, and the underwriting or brokerage discounts and commissions, expenses of their brokers or underwriters and fees of the National Association of Securities Dealers, Inc. attributable to their Stock; provided, however, that the Corporation shall not be required in the case of any registration hereunder to make blue sky filings in more than 15 states.

                  1.4 (a) In each case of registration of shares of Stock under the Securities Act pursuant to these registration provisions, the Corporation shall unconditionally indemnify and hold harmless each of the Sellers, each underwriter (as defined in the Securities Act), and each person who controls any such underwriter within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Securities Exchange Act of 1934 (the Sellers and each such underwriter, and each such person who controls any such underwriter being referred to for purposes of this Section 1.4, as an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such shares of the Stock were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto (including, in each case, any documents incorporated by reference therein), or arising out of any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any of the Sellers or any underwriter and furnished to the Corporation or the Registering Shareholders, as the case may be, in writing by any of the Sellers or such underwriter expressly for use therein; provided that the foregoing indemnification with respect to a preliminary prospectus shall not inure to the benefit of any underwriter (or to the benefit of any person controlling such underwriter) from whom the person asserting any such losses, claims, damages, liabilities or





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expenses purchased shares of the Stock to the extent such losses, claims, damages or liabilities result from the fact that a copy of the final prospectus had not been sent or given to such person at or prior to written confirmation of the sale of such shares to such person.

                           (b) In each case of a registration of shares of the
Stock under the Securities Act pursuant to these registration provisions, each of the Sellers participating in the registration, severally and not jointly, shall unconditionally indemnify and hold harmless the Corporation (and its directors and officers) each underwriter and each person, if any, who controls the Corporation or such underwriter within the meaning of Section 15 of the Securities Act of Section 20(a) of the Securities Exchange Act of 1934, to the same extent as the foregoing indemnity from the Corporation to the Sellers but only with reference to information relating to such Seller and furnished to the Corporation by such Seller for use in the registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto. Each Seller will use all reasonable efforts to cause any underwriters of shares of Stock to be sold by any of the Sellers to indemnify the Corporation on the same terms as the Sellers agree to indemnify the Corporation or the Registering Shareholders, as the case may be, but only with reference to information furnished in writing by such underwriter for use in the registration statement.

                           (c) In case any action or proceeding shall be brought
against or instituted which involves any Indemnified Person, such Indemnified Person shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing and the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such action or proceeding, any Indemnified Person shall have the right to obtain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person has agreed to the retention of such counsel at its expense or (ii) the named parties to any such action or proceeding include both the Indemnifying Person and the Indemnified Person, and the Indemnified Person has been advised by counsel that there may be one or more defenses available to such Indemnified Person which are different from or additional to those available to the Indemnifying Person (in which case, if the Indemnified Person notifies the Indemnifying Person that it wishes to employ separate counsel at the expense of the Indemnifying Person, the Indemnifying Person shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Person). It is understood that the Indemnifying Person shall not be liable for the fees and




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expenses of more than one separate firm of attorneys at any time for all such similarly situated Indemnified Persons. The Indemnifying Person shall not be liable for any settlement of any action or proceeding effected without its written consent.

                           (d) In the event the indemnifications provided for in
this Section 1.4 are unavailable or insufficient, then the Sellers shall each contribute to the amount paid or payable as a result of such losses, claims, damages, liabilities, actions and expenses in such proportion as is appropriate to reflect (A) the relative benefits received by each Seller and (B) the relative fault of each Seller.

                           (e) Notwithstanding anything in this Section 1.4 to
the contrary, the Corporation shall not be liable to any Seller for any losses, claims, damages or liabilities arising out of or caused by (A) any reasonable delay (1) in filing or processing any registration statement or any preliminary or final prospectus, amendment or supplement thereto after the inclusion of such Seller's Stock in such registration statement, or (2) in requesting such registration statement be declared effective by the Commission and (B) the failure of the Commission for any reason to declare effective any registration statement.

         2. MISCELLANEOUS.

                  2.1 Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or by facsimile or (b) three days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested to the party entitled to receive the same, if to the Corporation, World Wireless Communications, Inc., 2441 South 3850 West, West Valley City, Utah 84120, with a copy to Law Offices of Stephen R. Field, 620 Fifth Avenue, New York, New York, Attn: Stephen R. Field, Esq.; and if to any Shareholder, at his or its address as set forth in the books and records of the Corporation. Any party may change his address by giving notice to the other party stating his or its new address. Commencing on the 10th day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

                  2.2 Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Utah, determined without regard to its conflicts of law principles. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or




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relating to this Agreement shall be instituted only in a federal or state court in Salt Lake City, Utah, (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the jurisdiction of any federal or state court in Salt Lake City, Utah, in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement. All parties hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this Agreement shall constitute personal service thereof.

                  2.3 Entire Agreement; Waiver of Breach. This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof, and it may not be modified or amended in any manner other than as provided herein; and no waiver of any breach or condition of this Agreement shall be deemed to have occurred unless such waiver is in writing, signed by the party against whom enforcement is sought, and no waiver shall be claimed to be a waiver of any subsequent breach or condition of a like or different nature.

                  2.4 Binding Effect; Assignability. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and permitted assigns. This Agreement and the rights of the parties hereunder shall not be assigned except with the written consent of all parties hereto.

                  2.5 Captions. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

                  2.6 Number and Gender. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

                  2.7 Severability. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

                  2.8 Amendments. This Agreement may not be amended except in a writing signed by all of the parties hereto.



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                  2.9 Compliance with Securities Laws. Commencing with the
Effective Date, the Corporation will use its best efforts to comply thereafter with the applicable provisions of the Securities Act and the Securities Exchange Act of 1934.

                  2.10 Restrictions on Resale. Notwithstanding anything contained herein to the contrary, each Seller agrees that, after the registration statement described in Section 1.1(a) becomes effective, such Seller will not sell, transfer, pledge or otherwise dispose of more than 15% of the total number of shares of Common Stock purchased pursuant to the Offering and owned by such Seller in any one calendar month, commencing with the month in which such registration statement becomes effective.

                  2.11 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of such signature pages executed by the parties to one copy of the Agreement; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

                                          WORLD WIRELESS COMMUNICATIONS, INC.


                                          By: ________________________________
                                              David D. Singer, President

Number of Shares Purchased           Name of Holder


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